EXHIBIT 10.3









                                        SECOND AMENDMENT AND CONSENT dated as
                                of January 12, 1996 (this "Amendment") to the Credit Agreement dated as of August 21, 1995, (the "Credit Agreement"), among Hills Stores Company, a Delaware corporation (the "Parent"), Hills Department Store Company, a Delaware corporation (the "Borrower") and a wholly owned subsidiary of the Parent, the financial insti-tutions party thereto (the "Lenders"), the Co-Agents and Managing Agent named in the Credit Agreement and Chemical Bank, as agent for the Lenders (in such capacity, the "Administrative Agent") and as Fronting Bank.


        WHEREAS, the Borrower and the Parent have requested that the Lenders
(a) amend certain terms and provisions of the Credit Agreement and (b) consent to the taking of certain actions by the Borrower and the Parent;

        WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement; and

        WHEREAS, the Lenders are willing, on the terms, subject to the condi-tions and to the extent set forth below, to effect such amendments and grant such consent.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, the Parent and the Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:


        SECTION 1.  Amendments.
                    -----------

                (a)  The definition of the term "Continuation Fee" set forth in
        Article I of the Credit Agreement is hereby deleted and replaced in its entirety with the following text:

                        "Continuation Fee" shall mean each of (a) a fee not in
                excess of $7,500,000 to be paid to the holders of Senior Notes in connection with the exercise by the Parent of the option de-scribed in clause (a) of the definition of the term "Extension Election" and (b) a fee not in excess of $8,800,000 to be paid to the holders of the Senior Notes in connection with the exer-cise by the Parent of the option described in clause (b) of the definition of the term "Extension Election".

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                (b)  The definition of the term "Extension Election" set forth in Article I of the Credit Agreement is hereby deleted and replaced in its entirety with the following text:

                        "Extension Election" shall mean each of (a) the Parent's
                option pursuant to Section 1103(d) of the Senior Note Indenture to extend the redemption date contemplated by Section 1103 of the Senior Note Indenture with respect to the 1995 Change in Control to May 5, 1997, and (b) the Parent's option pursuant to
                Section 1103(e) of the Senior Note Indenture to extend the re-demption date contemplated by Section 1103 of the Senior Note Indenture with respect to the 1995 Change in Control to July 8, 1998.

                (c)  The definition of the term "Maturity Date" set forth in
        Article I of the Credit Agreement is hereby deleted and replaced in its entirety with the following text:

                        "Maturity Date" shall mean May 1, 1997; provided,
                however, that the Maturity Date shall automatically become
                May 1, 1996, if the Extension Election described in clause (a) of the definition of such term is not exercised on or prior to April 30, 1996; provided further, however, that if either (a) the Extension Election described in clause (b) of the definition of such term is exercised or (b) the Senior Notes are refinanced in full with the proceeds of the Refinancing Notes, the Maturity Date shall automatically be extended to April 30, 1998.


        SECTION 2.  Consents.
                    ---------

                (a)  The Lenders hereby consent to the amendment of the Senior
Note Indenture pursuant to terms and provisions substantially identical to the terms and provisions of the Third Supplemental Indenture attached hereto as Exhibit A (the "Third Supplemental Indenture").

                (b) The Lenders hereby consent to (i) the payment by the Borrower of a dividend of up to $2,050,000 to the Parent for payment by the Parent to the holders of the Senior Notes of a consent fee in connection with obtaining the consent of such holders to the amendment to the Senior Note Indenture contained in the Third Supplemental Indenture and payment by the Parent of related incidental costs and expenses and (ii) the payment by the Parent of such payments.


        SECTION 3.  Exercise Fee.
                    -------------

                The Borrower hereby agrees that if the Parent exercises the Extension Election described in clause (b) of the definition of such term, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the date of the payment to the holders of the Senior Notes of the Continua-tion Fee described in clause (b) of the definition of such term (and, in any event, on or before May 7, 1997), an amount equal to 0.75% of the aggregate principal amount of the Commitment of each Lender.

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        SECTION 4.  Representations and Warranties.
                    -------------------------------

                Each of the Borrower and the Parent represents and warrants to each of the Lenders that:

                (a) The execution, delivery and performance by the Borrower and the Parent of this Amendment (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Parent or any of its Subsidiaries, (2) any order of any Governmental Authority or (3) any provision of any indenture, agreement or other instrument to which Parent or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture or any other material agreement or other instrument or (C) result in the creation or imposition of any Lien upon any property or assets of the Parent or any of its Subsidiaries.

                (b) This Amendment has been duly executed and delivered by the Borrower and the Parent and constitutes a legal, valid and binding obli-gation of the Borrower and the Parent, as the case may be, enforceable against the Borrower and the Parent, as the case may be, in accordance with its terms, subject to, or except as enforceability may be limited by, applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought in a proceeding in equity or at law).

                (c) The representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.


        SECTION 5.  Loan Documents.
                    ---------------

                This Amendment shall be a Loan Document for all purposes.


        SECTION 6.  Effectiveness.
                    --------------

                This Amendment shall become effective as of the date hereof when
(a) the Administrative Agent shall have received copies hereof that, when taken together, bear the signatures of each of the Borrower, the Parent and the Re-quired Lenders and (b) the Administrative Agent shall have received executed form UCC-3s in the form of Exhibit B hereto; provided, however, that the amend-ments set forth in Section 1(a), Section 1(b) and Section 1(c) of this Amendment shall not become effective until the Third Supplemental Indenture shall have become effective.

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        SECTION 7.  Notices.
                    --------

                All notices hereunder shall be given in accordance with the pro-visions of Section 11.01 of the Credit Agreement.


        SECTION 8.  Applicable Law.
                    ---------------

                THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


        SECTION 9.  No Novation.
                    ------------

                Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obliga-tions, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.


        SECTION 10.  Counterparts.
                     -------------

                This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as de-livery of a manually executed counterpart of this Amendment.


        SECTION 11.  Headings.
                     ---------

                Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.


        IN WITNESS WHEREOF, the Borrower, the Parent and the Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                                HILLS STORES COMPANY,


                                                by
                                                _________________________
                                                Name:
                                                Title:

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                                                HILLS DEPARTMENT STORE
                                                COMPANY,


                                                by
                                                _________________________
                                                Name:
                                                Title:


                                                CHEMICAL BANK, individually, as
                                                Administrative Agent and as
                                                Fronting Bank,


                                                by
                                                _________________________
                                                Name:
                                                Title:


                                                NATWEST BANK N.A., individually
                                                and as Managing Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                CREDIT LYONNAIS NEW YORK BRANCH,
                                                individually and as Co-Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                CREDIT LYONNAIS CAYMAN ISLAND
                                                BRANCH, individually and as
                                                Co-Agent,


                                                by      ________________________
                                                        Name:
                                                        Title:


                                                INTERNATIONAL NEDERLADEN (U.S.)
                                                CAPITAL CORPORATION, individ-
                                                ually and as Co-Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:

                                        5
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                                                THE CIT GROUP/BUSINESS CREDIT,
                                                INC., individually and as
                                                Co-Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                DRESDNER BANK AG, NEW YORK AND
                                                GRAND CAYMAN BRANCHES,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                FIRST SOURCE FINANCIAL LLP,

                                                by FIRST SOURCE FINANCIAL, INC.,
                                                its agent and manager,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                GENERAL ELECTRIC CAPITAL
                                                CORPORATION,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                NATIONAL CITY BANK,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:

                                         6
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
                                                SANWA BUSINESS CREDIT
                                                CORPORATION,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                TRANSAMERICA BUSINESS CREDIT
                                                CORPORATION,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                BANKAMERICA BUSINESS CREDIT
                                                CORPORATION,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                CONGRESS FINANCIAL SERVICES
                                                HOLDING, INC.,


                                                by
                                                       _________________________
                                                        Name:
                                                        Title:


                                                DEUTSCHE FINANCIAL SERVICES
                                                HOLDING CORPORATION,


                                                by
                                                       _________________________
                                                        Name:
                                                        Title:


                                                LASALLE BUSINESS CREDIT, INC.,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:

                                          7
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                                                MIDLANTIC BANK,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:





































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